Bancorp

Forward-Looking Statements and Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. When used in this and in future filings by 1st Constitution Bancorp ("1st Constitution" or the "Company") with the Securities and Exchange Commission ("SEC"), and in the Company's written and oral statements made with the approval of an authorized executive officer of the Company, the words or phrases "will," "will likely result," "could," "anticipates," "believes," "continues," "expects," "plans," "will continue," "is anticipated," "estimated," "project" or "outlook" or similar expressions (including confirmations by an authorized executive officer of the Company of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements. The Company cautions readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

These forward-looking statements are based upon our opinions and estimates as of the date they are made and are not guarantees of future performance. Although we believe that the expectations reflected in these forward-looking statements are reasonable, such forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond our control, which could cause actual results, performance and achievements to differ materially from results, performance and achievements projected, expected, expressed or implied by the forward-looking statements.

Factors or events that could cause actual results to differ materially from historical results or those anticipated, expressed or implied include, without limitation, those listed under "Business", "Risk Factors" and Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 16, 2020, Quarterly Report on Form 10Q for the period March 31, 2020 filed with the SEC on May 11, 2020 and in other filings made by the Company with the SEC, such as changes in the overall economy and interest rate changes; inflation, market and monetary fluctuations; the ability of our customers to repay their obligations; the accuracy of our financial statement estimates and assumptions, including the adequacy of the estimate made in connection with determining the adequacy of the allowance for loan losses; increased competition and its effect on the availability and pricing of deposits and loans; significant changes in accounting, tax or regulatory practices and requirements; changes in deposit flows, loan demand or real estate values; the enactment of legislation or regulatory changes; changes in monetary and fiscal policies of the U.S. government; changes to the method that LIBOR rates are determined and to the potential phasing out of LIBOR after 2021; changes in loan delinquency rates or in our levels of non-performing assets; our ability to declare and pay dividends; changes in the economic climate in the market areas in which we operate; the frequency and magnitude of foreclosure of our loans; changes in consumer spending and saving habits; the effects of the health and soundness of other financial institutions, including the need of the FDIC to increase the Deposit Insurance Fund assessments; technological changes; the effects of climate change and harsh weather conditions, including hurricanes and man-made disasters; the economic impact of any future terrorist threats and attacks, acts of war or threats thereof and the response of the United States to any such threats and attacks; our ability to integrate acquisitions and achieve cost savings; other risks described from time to time in our filings with the SEC; and our ability to manage the risks involved in the foregoing.

In addition, statements about the potential effects and impacts of the COVID-19 pandemic on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that actual results may differ, possibly materially, from what is reflected in such forward-looking statements due to factors and future developments that are uncertain, unpredictable and, in many cases, beyond our control, including the scope, duration and extent of the pandemic, actions taken by governmental authorities in response to the pandemic and the direct and indirect impact of the pandemic on our employees, customers, business and third-parties with which we conduct business. Further, the foregoing factors may be exacerbated by the ultimate impact of the COVID-19 pandemic, which is unknown at this time.

Although management has taken certain steps to mitigate any negative effect of the aforementioned factors, significant unfavorable changes could severely impact the assumptions used and have an adverse effect on profitability. Any forward-looking statements made by the Company or on the Company's behalf speak only as of the date they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances, except as required by law.



1st Constitution Bancorp

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Bancorp 3 3

• • • • • • • • • Bancorp

Market Overview 2020 - 2025 Projected Population Growth • 3.27% 2.52% • 1.69% 1.53% 1.21% 1.22% 0.70% 1.15% • -0.33% • Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation P ro jected P o pulatio n Gro wth Franchise Weighted 2019 Percent of 2020 - 2025 Projected Median HH Income Growth Number Deposits State of in Market Franchise (1) County Branches ($000) (%) $120,220 $106,555 New Jersey $102,803 $92,389 $85,018 $86,883 Middlesex 6 482,491 37.97 $77,441 Ocean 5 248,305 19.54 10.0% 10.1% $66,010 8.9% 9.1% 9.5% Monmouth 8 238,165 18.74 7.2% 6.2% Somerset 2 179,226 14.10 8.8% Mercer 4 93,274 7.34 Bergen 1 29,197 2.31 Weighted Average Total 26 1,270,658 100.00 Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation State of New Jersey 1,270,658 M edian 2020 HHI Projected Change Bancorp 5

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               Bancorp 7

Bancorp 8 8

As of the ($ in thousands), except per share data Quarter Ended As of the Year Ended 3/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Selected Balance Sheet Data: Total Assets $ 1,610,869 $ 1,586,262 $ 1,177,833 $ 1,079,274 $ 1,038,213 Total Loans 1,217,807 1,216,028 883,164 789,906 724,808 Total Investment Securities 252,106 232,402 211,794 215,725 230,604 Total Deposits 1,298,032 1,277,362 950,672 922,006 834,516 Shareholders' Equity 173,105 170,578 127,085 111,653 104,801 Per Share 16.97 16.74 14.77 13.81 13.11 Tangible Equity(3) 136,451 133,799 114,827 99,157 91,921 Per Share 13.38 13.13 13.34 12.27 11.50 (1) Selected Income Statement Data: Net Interest Income $ 12,936 $ 47,336 $ 43,432 $ 36,165 $ 33,977 Provision for Loan Losses 895 1,350 900 600 (300) Non-Interest Income 2,456 8,237 7,918 8,240 6,922 Non-Interest Expense 9,793 35,549 34,085 31,006 27,291 (2) Net Income 3,421 13,634 12,048 6,928 9,285 Key Performance Measures:(1) GAAP Diluted Earnings per Share $ 0.33 $ 1.53 $ 1.40 $ 0.83 $ 1.14 Net Interest Margin (%) 3.68 4.00 4.09 3.81 3.70 Non-interest Income to Operating Revenue (%) 15.96 14.82 15.42 18.56 16.92 Efficiency Ratio (%) 63.14 63.46 65.70 68.25 65.14 ROAA (%) 0.89 1.06 1.06 0.67 0.93 ROAE (%) 8.01 9.87 10.11 6.36 9.21 Bancorp 9

($ in thousands), except per share data As of the Quarter Ended 3/31/2020 12/31/2019 3/31/2019 Linked Q ∆ YOY ∆ Selected Balance Sheet Data: Total Assets $ 1,610,869 $ 1,586,262 $ 1,191,477 1.6% 35.2% Total Loans 1,217,807 1,216,028 874,333 0.1% 39.3% Total Investment Securities 252,106 232,402 225,063 8.5% 12.0% Total Deposits 1,298,032 1,277,362 995,205 1.6% 30.4% Shareholders' Equity 173,105 170,578 131,207 1.5% 31.9% Per Share 16.97 16.74 15.24 1.4% 11.5% Tangible Equity(1) 136,451 133,799 118,981 2.0% 14.7% Per Share 13.38 13.13 13.82 1.9% -3.2% Selected Income Statement Data: Net Interest Income $ 12,936 $ 13,159 $ 11,227 -1.7% 15.2% Provision for Loan Losses 895 300 300 198.3% 198.3% Non-Interest Income 2,456 1,995 1,866 23.1% 31.6% Non-Interest Expense 9,793 10,453 8,094 -6.3% 21.0% Net Income 3,421 3,244 3,397 5.5% 0.7% Key Performance Measures: (2) GAAP Diluted Earnings per Share $ 0.33 $ 0.34 $ 0.39 $ (0.01) $ (0.06) Net Interest Margin (%) 3.68 3.87 4.21 -19 bps -53 bps Non-interest Income to Operating Revenue (%) 15.96 13.16 14.25 280 bps 171 bps Efficiency Ratio (%) 63.14 68.49 61.27 -535 bps 187 bps ROAA (%) 0.89 0.88 1.18 1 bps -29 bps ROAE (%) 8.01 8.25 10.75 -24 bps -274 bps Bancorp 10

YTD Total Shareholder Return • (2) 10.0 SNL U.S. Bank $1B-$5B -33.0% FCCY -43.3% • 0.0 – -10.0 -20.0 – -30.0 • -40.0 -50.0 -60.0 12/31/19 1/31/20 2/29/20 3/31/20 4/30/20 5/31/20 Valuation Impact 5 - Year Total Shareholder Return 140.0 FCCY 20.7% 6/12/2020 6/12/2019 6/12/2015 120.0 SNL U.S. Bank $1B-$5B(2) 18.5% Price: $ 12.40 $ 18.97 $ 10.86 100.0 Market Cap ($M): $ 126.5 $ 163.7 $ 85.5 52-week Avg. Daily Volume: 15,882 13,931 7,944 80.0 Price/LTM EPS:(3) 8.4x 13.1x 14.6x 60.0 (3) Price/Book Value: 73.1% 124.7% 95.5% 40.0 Price/Tangible Book Value:(3) 93.3% 138.7% 112.7% 20.0 Dividend Yield 2.90% 1.58% 0.00% 0.0 -20.0 6/12/15 6/12/16 6/12/17 6/12/18 6/12/19 6/12/20 Bancorp 11

Total Assets ($000) Total Loans ($000) Loan Portfolio Growth ($000) $1,586,262 $1,610,869 $1,216,028 $1,217,807 $1,177,833 $883,164 $1,038,213 $1,079,274 $789,906 $724,808 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Total Deposits ($000) Total Equity ($000) $1,277,362 $1,298,032 $170,578 $173,105 $922,006 $950,672 $127,085 $834,516 $104,801 $111,653 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Bancorp 12

Loan Composition (%) Residential Loans to Real Estate Individuals 7% (Home Equity) 3% Commercial Business 12% Yield on Loans (%) Noninterest-bearing Deposits / Deposits (%) Commercial Construction Real Estate Loans 47% 12% 5.38% 5.55% 5.36% 5.10% Mortgage 4.77% 4.96% Warehouse Lines 19% ($ in 000s) % of Loan Composition Balance Total Commercial Real Estate 576,886 47.4% Mortgage Warehouse Lines 224,794 18.5% 2016 2017 2018 2019 12/31/2019 3/31/2020 Construction Loans 145,599 12.0% Year Ended Quarter Ended Commercial Business 150,067 12.3% Residential Real Estate 89,347 7.3% Loans to Individuals (Home Equity) 30,556 2.5% Other Loans 141 0.0% Total Gross Loans 1,217,390 Deferred Loan Costs, Net 417 Total Loans 1,217,807 Bancorp 13

Commerical Portfolio Growth ($M) Commercial Loan Portfolio Growth ($M) (1) $148.9 $145.6 $236.7 $224.8 $149.4 $148.9 $145.6 $154.2 $136.4 $189.4 $567.7 $576.9 $216.3 $149.4 $96.0 $136.4 $388.4 $96.0 $706.9 $727.0 $242.4 $308.9 $509.0 $342.0 $401.8 $99.7 $92.9 $120.6 $139.3 $150.1 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended CRE + Comm. Bus. Construction Mortgage Warehouse Lines Comm. Bus. CRE Construction Mortgage Warehouse Loans / Total Loans ($M) 1,216.0 1,217.8 1,025.0 967.8 899.9 881.5 883.2 874.3 762.6 772.0 789.9 776.7 759.8 747.7 724.8 657.7 676.4 264.3 254.2 252.7 236.7 224.8 216.3 204.4 204.2 200.4 193.5 192.7 128.2 189.4 182.8 162.7 154.2 142.7 2016Q1 2016Q2 2016Q3 2016Q4 2017Q12016Q22017Q22016Q32017Q32016Q4 2017Q42017Q1 2018Q12017Q2 2018Q22017Q3 2018Q32017Q4 2018Q42018Q1 2019Q12018Q2 2019Q2 2019Q3 2019Q4 2020Q1 Total Loans Mortgage Warehouse Loans Bancorp 14

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• • Borrower Industry Composition Breakdown of Other Industries Liquor Stores & Education & Schools 1.9% Food Markets Religious, Civic & Restuarants & 2.5% Social Organizations Professional Services 1.5% Food Services 2.1% 4.5% Wholesalers 1.4% Hotels Commercial 5.6% Real Estate Medical Professionals & Services 1.4% 19.4% Lessors of Real Estate Brokers & Property Managers 1.3% Residential Properties Mortgage Manufacturing 1.3% 8.3% Warehouse 18.5% Recreation & Entertainment 1.1% Private Households Equipment Leasing 1.0% 10.1% Other 6.1% Construction Other 12.0% 17.0% 0.0% 2.0% 4.0% 6.0% 8.0% Bancorp 16

• Construction Loans by Purpose ($M) • Residential- Ow ner Restaurant Other $4.4 $1.8 • $4.9 (1) Hotels $5.1 • Retail $18.6 Multi-Family • $56.4 • Condominiums $24.0 Residential 1-4 Family for Sale $30.4 • Bancorp 17

SNC Loans by Industry ($M) Packaging Manufacturer $3.0 • Communications Services $3.0 Kidney Dialysis Centers $3.0 • Basic Inorganic Chemical Manufacturing $3.0 • R&D Life Sciences/ Medical Labs $3.0 Limited Service Restaurants $3.0 (1) • Passenger Car Rental $3.0 Food Service Contractors $3.0 • Information Technolgy Services $3.0 Cable & Other Subscription Programs $3.0 • Healthcare- Hospital $2.9 Credit Reporting Service $2.9 • Software/ Programming $2.8 Entertainment- Movie Theatres $2.8 • Food & Uniform Services $2.8 Paint & Coatings Manufacturer $2.6 • Amusement and Theme Park $2.4 Apparel Design $1.7 $1.5 $2.0 $2.5 $3.0 $3.5 Bancorp 18

Loan Deferrals by Industry / Purpose ($M) (1) • Hotels $40.2 • Commercial Mixed Use $24.4 Restaurant $20.1 • (1) Multi-family $9.9 Residential 1-4 Family $8.5 • Retail $7.4 Warehouse $4.3 • C&I Term Secured $3.9 • Recreation & Entertainment $3.4 Office $2.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Bancorp 19

"At-Risk" Sectors Hotel Industry Restaurant / Food Services Industry Loan Balance(1): $67.8 million Loan Balance(1): $54.2 million % of Total Loans: 5.6% % of Total Loans: 4.5% Deferrals: $40.2 million Deferrals: $20.1 million SBA Paying P&I: $1.7 million SBA Paying P&I: $4.4 million PPP Loans: $462 thousand PPP Loans: $4.3 million Weighted Average Loan-to-Value: 55% Weighted Average Loan-to-Value(2): 67% • • • • • • • • • • • Bancorp 20

Book Unrealized Fair Fair Value: Available for Sale (%) ($000) Value Gain / (Loss) Value Securities Available for Sale GSE MBS $ 19,177 $ 670 $ 19,847 Bank Trust GSE MBS Corporate Debt 26,702 (892) 25,810 Preferred Other 18.0% 12.1% Municipals 34,941 636 35,577 0.8% GSE Residential CMOs 47,196 574 47,770 Treasuries & Corporate Debt Treasuries & GSEs 3,968 (16) 3,952 GSEs 2.4% 15.8% Bank Trust Preferred 1,493 (230) 1,263 GSE Other 30,022 (516) 29,506 Residential CMOs Subtotal $ 163,499 $ 226 $ 163,725 Municipals 29.2% 21.7% Book Unrealized Fair Fair Value: Held to Maturity (%) ($000) Value Gain / (Loss) Value GSE Other Bank Trust Securities Held to Maturity Residential 2.5% Preferred CMOs 0.6% Municipal $ 43,455 $ 632 $ 44,087 9.1% GSE MBS 34,622 1,312 35,934 GSE Residential CMOs 7,877 383 8,260 Other 2,260 30 2,290 Bank Trust Preferred 167 400 567 Subtotal $ 88,381 $ 2,757 $ 91,138 Municipal 48.4% GSE MBS 39.4% Bancorp 21

NPAs by Type ($M) Asset Quality $5.4 $7.1 $9.1 $5.1 $13.7 $0.5 Valuation Impact 0.85% 0.77% Commerical Portfolio Growth ($M) 0.66% $2.5 $13.2 (1) 0.52% Loan Composition (%) $0.2 $0.6 0.32% Market Overview $7.1 $6.6 $5.2 $4.5 0.06% 0.05% 0.06% -0.03% 0.01% 2019 - 2024 Projected Population Growth 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended 2019 - 2024 Projected Median HH Income Growth Nonaccrual Oreo Net Charge-offs / Average Loans (%) NPAs Excl Restructured / Assets (%) Asset Quality Nonaccrual Loans / Total Loans 1.08% 0.90% 0.72% 0.75% 0.37% 2016 2017 2018 2019 3/31/2020 Year Ended Nonaccrual Loans / Total Loans (%) Bancorp 22

Deposit Composition (%) Noninterest-bearing Deposits / Deposits (%) 22.40% 22.51% 23.05% 21.31% 20.47% Savings Time Deposits Deposits 20.5% 25.8% Interest 2016 2017 2018 2019 3/31/2020 bearing Non-Interest Year Ended YTD Bearing 30.6% 23.1% Cost of Interest Bearing Liabilities (%) 1.43% 1.30% 1.00% ($ in 000s) % of 0.71% 0.75% Deposit Composition Balance Total Interest bearing $ 397,236 30.6% Non-Interest Bearing 299,147 23.1% Time Deposits 335,354 25.8% Savings Deposits 266,295 20.5% 2016 2017 2018 2019 3/31/2020 (1) Total Deposits $ 1,298,032 Year Ended YTD Bancorp 23

Tier 1 Common Equity Leverage Ratio (%) 10.40% 10.72% 10.19% 9.70% 9.84% 11.23% 11.73% 10.93% 10.56% 10.17% 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Tier 1 Ratio (%) Total Risk-Based Capital Ratio (%) 13.24% 13.17% 12.41% 12.39% 12.84% 12.02% 11.87% 11.01% 11.14% 11.69% 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Bancorp 24

Net Interest Income ($000) Noninterest Expense ($000) 47,336 34,085 35,549 43,432 31,006 36,165 27,291 1,730 33,977 265 2,141 30,741 31,944 33,819 12,936 9,793 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Noninterest Income ($000) Net Income ($000) 13,363 14,970 (230) 1,336 8,240 7,918 8,237 1,573 6,922 (230) 9,285 8,828 (28) 1,712 188 12,048 13,634 2,456 6,928 3,421 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended Year Ended Bancorp 25

Return on Average Assets (%) Return on Average Equity (%) 1.06% 1.06% 10.11% 9.87% 0.93% 0.89% 9.21% 8.01% 0.67% 6.36% 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended YTD (1) Year Ended YTD(1) Net Interest Margin (%) Efficiency Ratio (%) 4.09% 4.00% 68.25% 3.70% 3.81% 3.68% 65.14% 65.70% 63.46% 63.14% 2016 2017 2018 2019 3/31/2020 2016 2017 2018 2019 3/31/2020 Year Ended YTD(1) Year Ended YTD(1) Bancorp 26

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Bancorp

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Non-GAAP Reconciliation (1)

Adjusted Net Income and Tangible Equity

($000s, except per share data)	Three months ended December 31, 2019	Three months ended December 31, 2018	Twelve months ended December 31, 2019	Twelve months ended December 31, 2018	Twelve months ended December 31, 2017
Adjusted Net Income					
Net income	$ 3,244	$ 3,313	$ 13,634	$ 12,048	$ 6,928
Adjustments:					
Revaluation of deferred tax assets	-	-	-	(28)	1,712
Merger-related expenses	1,155	-	1,730	2,141	265
Gain from bargain purchase	-	(46)	-	(230)	-
Income tax effect of adjustments	(275)	-	(394)	(568)	(77)
Adjusted Net Income	$ 4,124	$ 3,267	$ 14,970	$ 13,363	$ 8,828
Adjusted Net Income per diluted share					
Adjusted Net Income	$ 4,124	$ 3,267	$ 14,970	$ 13,363	$ 8,828
Diluted shares outstanding	9,628,738	8,680,778	8,933,471	8,593,509	8,312,784
Adjusted Net Income per diluted share	$0.43	$0.38	$1.68	$1.56	$1.06
Adjusted return on average total assets					
Adjusted Net Income	$ 4,124	$ 3,267	$ 14,970	$ 13,363	$ 8,828
Average assets	1,468,454	1,154,752	1,283,302	1,137,768	1,031,796
Adjusted return on average assets	1.11%	1.12%	1.17%	1.17%	0.86%
Adjusted return on average shareholders' equity					
Adjusted Net Income	$ 4,124	$ 3,267	$ 14,970	$ 13,363	$ 8,828
Average equity	155,969	126,749	138,101	119,212	108,925
Return on average equity	10.49%	10.23%	10.84%	11.21%	8.10%

($000s)	As of the Quarter Ended 3/31/2020	As of the Quarter Ended 3/31/2019	As of the Year Ended 2019	As of the Year Ended 2018	As of the Year Ended 2017	As of the Year Ended 2016
Tangible Equity						
Shareholders' Equity	$173,105	$131,207	$170,578	$127,085	$111,653	$104,801
Goodwill and Intangible Assets	(36,654)	(12,226)	(36,779)	(12,258)	(12,496)	(12,880)
Tangible Equity	$136,451	$118,981	$133,799	$114,827	$99,157	$91,921

(1) The Company uses the non-GAAP financial measures, adjusted net income, adjusted net income per diluted share, adjusted return on average total assets, adjusted return on average shareholders' equity and tangible equity, because the Company believes that it is helpful to readers in understanding the Company's financial performance and the effect on its financial statements of the revaluation of the deferred tax asset in 2018, the merger-related expenses incurred in 2019, 2018 and 2017 and the gain from the bargain purchase recorded in connection with the NJCB merger in 2018. These non-GAAP measures improve the comparability of the current period results with the results of the prior periods. The Company cautions that the non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's GAAP financial results.



1st Constitution Bancorp

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